 Investor Presentation June 2018           Fiscal Year 2018 Fourth Quarter Earnings Call  October 25, 2018

   2  FORWARD LOOKING STATEMENTSThis presentation contains forward-looking statements, which address a variety of subjects including, for example, future sales and operating results; growth or contraction, and trends in the industry and markets in which the company participates; the company's management; various economic or political factors and international or national events, including related to the enactment of trade sanctions, tariffs, or other similar matters; product performance; the generation, protection and acquisition of intellectual property, and litigation related to such intellectual property or third party intellectual property; new product introductions; development of new products, technologies and markets; the company's supply chain; the financial conditions of the company's customers; natural disasters; the acquisition of, investment in, or collaboration with other entities; uses and investment of the company's cash balance, including dividends and share repurchases, which may be suspended, terminated or modified at any time for any reason by the company, based on a variety of factors; financing facilities and related debt, pay off or payment of principal and interest, and compliance with covenants and other terms; the company's capital structure; the company's current or future tax rate, including the effects of tax reform in the U.S.; the operation of facilities by Cabot Microelectronics; the expected timetable for closing of the proposed transaction between Cabot Microelectronics and KMG; the expected benefits and synergies of the proposed transaction between Cabot Microelectronics and the capital structure of the combined company. Statements that are not historical facts, including statements about Cabot Microelectronics’ beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations of Cabot Microelectronics’ management and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. For information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both Cabot Microelectronics’ and KMG’s filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in each of Cabot Microelectronics’ and KMG’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K and the registration statement of Cabot Microelectronics on Form S-4 registering the common stock of Cabot Microelectronics to be issued in the proposed transaction between Cabot Microelectronics and KMG. Except as required by law, Cabot Microelectronics undertakes no obligation to update forward-looking statements made by it to reflect new information, subsequent events or circumstances.IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND ITIn connection with the proposed transaction, Cabot Microelectronics has filed with the SEC a registration statement of Cabot Microelectronics on Form S-4 (the “registration statement”) that includes a proxy statement of KMG and that also constitutes a prospectus of Cabot Microelectronics (the “proxy statement/prospectus”). KMG has mailed the proxy statement/prospectus to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT INFORMATION FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CABOT MICROELECTRONICS, KMG AND THE PROPOSED TRANSACTION. The registration statement, proxy statement/prospectus and other documents filed by Cabot Microelectronics with the SEC may be obtained free of charge at Cabot Microelectronics’ website at www.cabotcmp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Cabot Microelectronics by requesting them by mail at Cabot Microelectronics Corporation, 870 North Commons Drive, Aurora, Illinois 60504, Attention: Investor Relations, or by telephone at (630) 499-2600. The proxy statement/prospectus and other documents filed by KMG with the SEC may be obtained free of charge at KMG’ website at www.kmgchemicals.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from KMG by requesting them by mail at KMG Chemicals, Inc., 300 Throckmorton Street, Fort Worth, TX 76102, Attention: Investor Relations, or by telephone at (817) 761-6100.PARTICIPANTS IN THE SOLICITATIONKMG, Cabot Microelectronics, their respective directors and certain of their executive officers and employees may be deemed participants in the solicitation of proxies from KMG shareholders in connection with the proposed transaction under SEC rules. Information regarding Cabot Microelectronics’ directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on November 15, 2017, and in its definitive proxy statement filed with the SEC on January 23, 2018 in connection with its 2018 annual meeting of stockholders. Information regarding KMG’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on October 1, 2018, in its definitive proxy statement filed with the SEC on November 3, 2017 in connection with its 2017 annual meeting of shareholders and in the proxy statement/prospectus. Information regarding the persons who may be deemed to be participants in the solicitation of KMG shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus.

 Fourth Quarter and Full Fiscal Year 2018 Highlights  3  Fourth Fiscal Quarter 2018:Record Revenue of $157M; exceeded prior year by $20M, or 15%Driven by continued strong industry demand in memory and logicRecord quarterly revenue in tungsten slurries, dielectrics slurries and polishing padsRecord Net Income of $48.2M; exceeded prior year by $21.7M, or 82%Non-GAAP Net Income of $38.7M, up 41% and represents 25% of revenueRecord EPS of $1.84; exceeded prior year by $0.81, or 79%Non-GAAP EPS of $1.48, up 38%Full Fiscal Year 2018:Revenue of $590M; exceeded prior year by $83M, or 16% Net Income of $110.0M; exceeded prior year by $23.1M , or 27%Non-GAAP Net Income of $137.0M, up 50%, and represents 23% of revenueEPS of $4.19; exceeded prior year by $0.79, or 23%Non-GAAP EPS of $5.22, up 47%  Data represented by rounded valuesReference Appendix for GAAP to Non-GAAP reconciliation

 Fourth Quarter Fiscal Year 2018 Revenue Overview  4        2018 Q4*  2017 Q4*  % Change from Prior Year*    Comments  Total Revenue      $157M  $137M    15%  Continued execution of our strategic initiatives and growing global semiconductor industry demand    Tungsten Slurries    $65M  $60M    10%  Continued strong demand in memory and logic applications    Dielectrics Slurries    $37M  $33M    12%  Growth in our high performing advanced dielectrics slurries and memory applications    Polishing Pads    $22M  $18M    26%  Driven by our NexPlanar line of products    Other Metals Slurries    $18M  $16M    10%  Metals slurry products other than tungsten    Engineered Surface Finishes/Other    $14M  $10M    40%  Includes QED Technologies  * Data represented by rounded values

     GAAP Results*    Non-GAAP Results*      Comments on Results      2018 Q4  2017 Q4  2018 Q4  2017 Q4      Revenue    $156.7M  $136.8M        Record Revenue in the last six quarters  Gross Margin    53.8%  51.2%  54.7%  52.1%    Driven by increased volume, high-value product mix and higher selling prices  Operating Margin    28.1%  24.2%  31.7%  25.4%    Record Net Income in 2018 4QIncreases reflect operating leverage driven by revenue growth, combined with ongoing attention to controlling costs  Net Income    $48.2M  $26.5M  $38.7M  $27.6M      Diluted EPS    $1.84  $1.03  $1.48  $1.07      Fourth Quarter Fiscal Year 2018 Financial Details  5    *Data represented by rounded valuesReference Appendix for GAAP to Non-GAAP reconciliation

 Balance Sheet and Cash Flow  6  Cash balance of $353MTotal Debt of $0M Plan to incur $1.1B in debt to finance KMG acquisition Operating Cash Flow was $64.9MCapital Expenditures were $6.1MFree Cash Flow1 was $58.8MDuring the fiscal year, the company returned $72M, or 60%, of our FY17 Free Cash Flow to shareholders by way of dividends and share repurchasesExceeds our FY18 target to return at least 50% of prior fiscal year free cash flow  1 Free cash flow is operating cash flow less capital expenditures  * Data represented by rounded values

   7  Pending KMG Acquisition Key Milestones  September 4  October 9  October 11  October 18  November 13  approximately November 16  February 7, 2019  HSR Early Termination Notice Obtained  S-4 Effective  KMG Began Mailing Proxy Statement to Its Shareholders  Received BB+ Rating from S&P; Ba2 Rating from Moody’s  KMG Shareholder Meeting and Vote  Expected Transaction Close, subject to satisfaction of remaining closing conditions  CMC 2019 1Q Earnings Release (includes KMG)

# Fourth Quarter Fiscal 2018 Closing Remarks

- **Sixth consecutive quarter of record revenue**
- **Revenue of $157M increased by approximately $20M, or 15%, from last year, driven by growth across all product areas**
- **Non-GAAP Net Income of $38.7M increased by approximately $11.2M, or 41%, from last year**
  - Benefited from revenue growth, margin expansion and continued operating expense discipline
- **Revenue increased by approximately $20M, while Operating Income increased by approximately $15M, compared with prior year, excluding acquisition-related expenses**
  - This implies 75% operating leverage on the incremental revenue
- **We remain confident in our ability to drive continued revenue growth, sustained gross margin performance, and disciplined management of operating costs**
  - 2019 1Q expectation is currently for a low to mid single digit sequential increase in revenue for IC CMP consumables
- **On track to close KMG transaction in mid November, subject to satisfaction of closing conditions**
  - Optimistic about the power of the combined company to provide innovative, high quality solutions

** Data represented by rounded values*

Cabot Microelectronics

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 Current Financial Guidance(Cabot Microelectronics current business only, excludes impact of proposed acquisition of KMG)  9    Quarter Guidance  Full Year Guidance    FY2019 Q1  GAAP  Revenue(IC CMP Consumables)  Expect low to mid single digit sequential increase over Q4    Gross Margin     53%-55%  Operating Expense    $154-$158M  Tax Rate    21%-24%  Capital Spending    $23-$26M

 10  Appendix

 Full Fiscal Year 2018 Revenue Overview  11        2018*  2017*  % Change from Prior Year*    Total Revenue      $590M  $507M    16%    Tungsten Slurries    $253M  $221M    14%    Dielectrics Slurries    $140M  $120M    16%    Polishing Pads    $83M  $69M    21%    Other Metals Slurries    $69M  $63M    10%    Engineered Surface Finishes/Other    $45M  $34M    33%  * Data represented by rounded values

     GAAP Results*    Non-GAAP Results*          2018  2017  2018  2017    Revenue    $590.1M  $507.2M        Gross Margin    53.2%  50.1%  54.1%  51.1%    Operating Margin    27.1%  22.1%  29.0%  23.4%    Net Income    $110.0M  $87.0M  $137.0M  $91.2M    Diluted EPS    $4.19  $3.40  $5.22  $3.56    Full Fiscal Year 2018 Financial Details  12  * Data represented by rounded values

# U.S. GAAP to Non-GAAP Reconciliation
**(in millions except EPS)**

| FY2018 Q4 | GAAP | Adjustment | Non-GAAP |
|---|---|---|---|
| Gross Profit (1) | $84.3 | $1.3 | $85.7 |
| Operating Income (2) | $44.0 | $5.6 | $49.6 |
| Net Income (3) | $48.2 | ($9.5) | $38.7 |
| Diluted EPS (4) | $1.84 | ($0.36) | $1.48 |

**Adjustments:**

(1) excludes $1.3 million of NexPlanar amortization expense

(2) excludes items above (1) and $0.5 million of NexPlanar amortization expense and $3.9 million of acquisition and integration related costs incurred in connection with KMG acquisition recorded in operating expenses

(3) Excludes items above (1,2) and $14.4 million change in estimated transition tax, withholding taxes and re-measurement of U.S. deferred tax assets and liabilities recorded in the first nine months of fiscal 2018 related to U.S. Tax Cuts and Jobs Act (Tax Act) enacted on December 22, 2017, a $0.5 million increase in the provision for income taxes related to excluding NexPlanar amortization, and a $0.3 million increase in the provision for income taxes related to excluding the acquisition and integration related costs incurred in connection with KMG acquisition.

(4) Non-GAAP diluted earnings per share is calculated based upon Non-GAAP net income. The impact of the Tax Act increased diluted earnings per share by $0.55 for the three months ended September 30, 2018.

Cabot Microelectronics

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©2018 Cabot Microelectronics Corporation

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